
CANTERBURY PARK
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Canterbury Park Holding Corporation

2021 Annual Meeting

CPHC: Nasdaq
June 2021

Cautionary Statement

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements, including those set forth in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2020..

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. Definitions of EBITDA and adjusted EBITDA can be found on page 7 of this presentation along with a table reconciling these non-GAAP financial measures to GAAP.






2020 Financials

2020 results impacted by COVID-19 pandemic

- Net revenues decreased 44.0% Y/Y to $33.1 million
- Net income decreased 60.9% Y/Y to $1.1 million
- Adjusted EBITDA declined 87.3% Y/Y to $806,000
- Nearly 4.5 months of suspended operations

Operations performed well when open

- 1Q20
  - Revenue in January and February increased approximately 20% and adjusted EBITDA grew by 291% compared to the same period in 2019
  - Operations were suspended effective March 16, 2020
  - Full quarter net revenues decreased 5.5% while net income and adjusted EBITDA increased 351% and 20% Y/Y, respectively
- 2Q20
  - Operations commenced on June 9, 2020, and resumed on a limited basis for the balance of the quarter
  - Net revenues decreased 83%, net income decreased 223%, and adjusted EBITDA decreased 206% Y/Y
- 3Q20
  - Resumed poker operations on July 9, 2020
  - Card Casino revenue improved M/M throughout the quarter, with July down double digits Y/Y, August down single digits Y/Y and September up slightly Y/Y
  - On-track wagering was down 65% but the decision to shift the racing schedule drove a 116% Y/Y increase in out-of-state handle
  - Net revenues decreased 28.5%, net income increased 61%, and adjusted EBITDA declined 46.5% Y/Y
- 4Q20
  - Operations were suspended effective November 21, 2020 through the end of the year
  - Generated meaningful margin improvement when open
  - Net revenues decreased 51%, net income decreased 75%, and adjusted EBITDA declined 101.5% Y/Y


CANTERBURY
CARD CLUB

1Q21 Financials

Strong operating momentum in 1Q21

- 1Q21 and 1Q20 had a similar number of operating days (operations were suspended through January 10, 2021)
- 1Q21 included significant COVID-19-related restrictions
- 1Q20 had no COVID-19 restrictions until March 16, 2020 suspension of operations

Monthly revenues improved throughout quarter

- Card Casino
  - Total revenue declined 9% Y/Y
  - Decline driven by capacity limitations (150 people per designated area until February 13) and decreased demand related to COVID hesitancy
- Racing and Pari-Mutuel
  - Total pari-mutuel revenue declined 11.0% Y/Y
  - Decline driven by capacity limitations and decreased demand related to COVID hesitancy

Operational efficiency improvement

- Operating expenses decreased 26% Y/Y
- Operating income improved 798% Y/Y to $1.3 million
- Adjusted EBITDA increased 66% Y/Y to $1.4 million, or 16% of net revenue

Healthy quarter-end financial position

- No long-term debt
- Generated positive cash flow
- Increased line of credit availability to $10 million (from $6 million) and extended term through January 31, 2024


CANTERBURY
CARD CLUB

1Q21 P&L

($ in thousands, ex. per share)	Three Months Ended March 31,	
	2021	2020
Net revenue[1]	$9,226	$10,949
Operating expenses	$7,953	$10,807
Income from operations[1]	$1,272	$142
Net income[1]	$551	$255
Adjusted EBITDA[2]	1,422	859
Adjusted EBITDA % of net revenue	16.3%	7.8%
Basic EPS	$0.12	$0.05
Diluted EPS	$0.12	$0.05

NOTE:

1) *Net revenues, income from operations, and net income for the three-month period ended March 31, 2021 include $515,000 in grant funds received via the Minnesota COVID-19 relief package passed and signed into law in December 2020.*
2) *Definitions, disclosures and reconciliations of non-GAAP financial information are included later in the presentation.*

1Q21 Balance Sheet

($ in thousands)	March 31, 2021	December 31, 2020
Cash	$2,271	$-
Restricted cash	3,855	4,471
Other current assets	4,811	4,981
Current assets	10,937	9,452
TIF receivable	12,041	11,889
Total assets	$69,312	$68,805
Long-term debt	-	-
Total liabilities	$17,252	$17,512
Stockholders' equity	52,060	51,293
Total liabilities and stockholders' equity	$69,312	$68,805

1Q21 EBITDA Reconciliation

($ in thousands)	Three Months Ended March 31,	
	2021	2020
Net income	$551	$255
Interest income, net	(169)	(164)
Income tax expense	252	50
Depreciation	690	717
EBITDA	1,324	859
Depreciation and amortization related to equity investments	394	-
Interest expense related to equity investments	219	-
Other revenue (COVID-19 relief grants)	(515)	-
Adjusted EBITDA	$1,422	$859

EBITDA represents earnings before interest, income tax expense, and depreciation and amortization. EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance or cash flows from operating activities as a measure of liquidity. EBITDA is presented as a supplemental disclosure because it is a widely used measure of performance and a basis for valuation of companies in our industry. Moreover, other companies that provide EBITDA information may calculate EBITDA differently than we do. We also compute adjusted EBITDA, which reflects additional adjustments to net income to eliminate unusual or non-recurring items, as well as items relating to our real estate development operations, and we believe the exclusion of these items allows for better comparability of our performance between periods. For the three months ended March 31, 2021, adjusted EBITDA excluded depreciation, amortization, and interest expense related to equity investments, as well as $515,000 of COVID-19 relief grants included in other revenue.

Business Update



Current Business Status

Effective May 7, 2021

- Chips Bar now open until 2:00 am
- Food & beverage service available until 3:00 am
- Self-service soda reinstated
- Groups and bar seating of up to 10
- Team members working outside in non-public spaces that can maintain social distancing may remove their masks.
- Team members must wear masks during all live racing hours

Effective May 28, 2021

- All capacity restrictions lifted
- Team member temp screening kiosks removed
- Backside access/policies normalizing
- Special events and large catering can return

Government mask mandate lifted for those that have been vaccinated


ARMY

Card Casino

COVID-19 takeaways

- Table games revenue improved steadily as capacity increased
- Focus on better quality players has driven margin improvement
- Targeted social media advertising aimed at new players
- Improved efficiencies in labor, purchasing, pricing, and marketing that we plan to retain as business "normalizes"
- Multiple benefits related to the increased spacing for table players (including higher "win" per guest)

Building on lessons learned

- Strong table games results once 150 person room limit was removed on February 13; continuing into April and May
- Expecting to see growth in Card Casino revenue as we continue to fine tune many of the marketing programs we've put in place
- Removal of plexiglas barriers to increase table capacity during the last week of May 2021 has resulted in favorable response from players
- Aim to retain benefits noted above as we return to "normal"

Canterbury Commons creates new population center to bring traffic to Card Casino


CANTERBURY
SHAKOPEE, MN
$100
CARD CLUB
$25
CARD CLUB

Racing

COVID-19 takeaways

- 2020 racing capacity constraints, led to:
  - Shift to Monday-Thursday racing with a 4:30 first post to find least competitive time slot
  - Aggressive effort to court out-of-state players by branding Canterbury as a horseplayer friendly racetrack through promotion and race placement
  - Increased out-of-state handle which drove record handle for 2020 meet
  - Capacity constraints showed us our core gambling audience is approximately the first 1,000 customers

2021 season plans

- Racing attendance capacity estimates
  - May 29–June 30: 5,000 +
  - July: Goal of 7,500 to 10,000 +
- Schedule
  - Tuesday (first post 5pm), Wednesday (first post 5pm), Thursday (first post 5pm) and Sunday (first post 1pm)

Build on successful racing operations

- Signed new content management agreement with NYRA to better distribute our racing product nationally
- Moved opening day back to mid-May (as we had originally planned in 2020) to make sure we had an adequate supply of race-ready horses
- Attempting to retain the out-of-state audience built through mid-week racing while bringing back some of the most profitable days on Sundays

Canterbury Commons creates new population center to bring traffic to racing operations



Hospitality

Schedule plans for 2021 provide for significant upside potential

- Return of Twin Cities Summer Jam
- Changes to racing schedule allow for new event opportunities for Friday and Saturdayand large crowds and event revenue on Sunday
- More weeknight catering opportunities for live race days
- Sue McLean Associates Concert Series in August
- Booking weddings & large events once again this summer
- Planning to offer fireworks, Extreme Day, dog races and more as the summer begins

Drive expanded contribution from hospitality offerings

- Strengthened F&B and events management team
- Expand catering opportunities for events of all sizes
- Launching new event experiences

Canterbury Commons creates new population center to bring traffic to hospitality operations




Canterbury
Commons: 54 acres
Phase 1
Canterbury Park: 297 acres

Real Estate Development

Significant opportunity to develop attractive mix of lifestyle and entertainment offerings

- Brings financial benefits and drives visitation benefits
- Development contemplates residential real estate, retail, entertainment, hotels, school, theater and restaurants
- Repurposing of old equine barns (brewery / distillery / modern office spaces)

Secured attractive financing for infrastructure development

- TIF recorded as $12 million receivable as of 3/31/21
- Total estimated cost of TIF-eligible improvements of approximately $32 million
  - Funds repaid to Canterbury contingent on future tax revenues generated from developed property
  - CPHC receives portion of tax increment revenue generated from the developed property as a reimbursement
- Completed TIF projects include Shenandoah Road and Unbridled Avenue



Growth Drivers: Real Estate Development


Parking Lot Renovations (Under Construction)
Card Casino (Renovated 2019)
Expo Center (2014)
Unbridled Avenue (2020)
Future relocated stables
Triple Crown Apartments (Leasing)
Infield Event Area (2016)
Development Phase 2 +/- 90 acres
Triple Crown Apartments Phase II (Construction Fall 2021)
Shenandoah Drive (2019)
Long-Term Retail and Entertainment Uses
Pulte Townhomes (Begins Spring 2021)
Lifestyle Communities Co Op (Begins Fall 2021)
Greystone / SW Development (Under Construction)

Triple Crown Apartments

Phase 1

- Construction now complete
- All 321 units available for occupancy
- Leasing continues with strong interest

Phase 2

- Construction expected to begin in summer 2021
- Groundwork now underway


THE
TRIPLE CROWN
RESIDENCES AT CANTERBURY

Triple Crown Apartments


Phase 2

Triple Crown Apartments




TRIVIA
NIGHT







Pulte

Represents approximately 7.5 of the 10 acres sold for total consideration of $2.5 million

Phase 2 encompassing approximately 4 acres expected to close in 2022

109 for-sale residential townhomes and row homes

Construction is underway



Lifestyle Communities

Represents approximately 2.5 of the 10 acres sold for total consideration of $2.5 million

56-unit cooperative community across four levels (stories)

More than 5,000 square feet of amenity space

Construction is expected to begin in fall 2021





Lifestyle Communities

Southwest Development

Greystone Construction selected as developer and JV Partner. Canterbury is 62% Equity Ownership of Partnership

Total land of 13 acres

Construction of new 28,000 square foot office building, including a corporate headquarters for Greystone, expected to be completed by July 2021

Actively developing pad sites within the development



Southwest Development



Letter of Intent:
Negotiating PA
Partnership Agreement
Greystone Office: Partnership
Office
Pre School
Senior Active - Multifamily

Greystone Construction


GREYSTONE
CONSTRUCTION

Canterbury Commons Phase Two

Canterbury Park continues to work with master plan developer to program second phase

Objective of second phase is to drive traffic to Canterbury Commons

- Provide visitors and residents with variety of attractions and amenities

Potential land uses may include:

- Retail entertainment
- Luxury hotel
- Additional apartments
- Theater and restaurants
- Brewery / distillery / creative office





Investment Highlights

Profitable and growing Card Casino

- Operates 24 hours per day / 7 days per week
- Features wide variety of poker games, unbanked table games including blackjack, baccarat and three card poker, and dealer-assist electronic gaming devices
- Multiple opportunities to increase visitation and spend per visit

Actively converting real estate to shareholder value

- 90 acres of land for future development
- Canterbury Commons
  - Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment
  - Phase 1 development underway
- TIF (tax increment financing) Redevelopment District created by Shakopee (host city)

Profitable pari-mutuel horse racing and F&B operations

- Approximately 65 live racing days per year
- Daily simulcast wagering

Attractive financial profile and consistent FCF generation

- TTM revenue of $31.4 million*
- TTM net income of $1.4 million*
- TTM Adjusted EBITDA of $832k*
- Extremely low leverage and available $50 million shelf registration
- Book value per share of $10.93 reflects cost basis of land






*NOTE: *TTM for the period ended March 31, 2021*

Appendix



Canterbury Park Overview

Located in Shakopee, MN

- 25 miles from downtown Minneapolis
- 1.8 million people within a 30-minute drive
- Surrounding area is a popular entertainment destination

Diverse business model

- Card Casino featuring poker, unbanked games and dealer-assist electronic gaming devices
- Live and pari-mutuel horse racing
- F&B, hospitality and events offerings
- Significant real estate holdings
- Canterbury Park Entertainment
  - Operates land, facilities and assets related to Card Casino, racing and events
- Canterbury Development
  - Oversees ongoing real estate development

Experienced, incentivized executive team

- Executive team has over 150 years of industry experience
- Insiders own 38% of total shares outstanding
- Dedicated, loyal workforce with high retention levels

Solid financial position

- History of positive cash flow
- Land value appreciation not reflected on balance sheet
- No long-term debt


$100
CARD CLUB







Diverse Business Model

Card Casino

- 69* total tables operating 24 / 7
- Table games include Blackjack, Mississippi Stud, EZ-Baccarat, Three Card Poker, Face Up Pai Gow Poker, Ultimate Texas Hold'em
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud
- Known for friendly dealers and comfortable environment
- TTM revenue of $19.2 million**



Real Estate Development

- 327 acres on-site, including 90 acres available for future development
- TIF funding available through partnership with City of Shakopee
- Initial development underway
  - Triple Crown Apartments began initial occupancy in June 2020; second phase to begin summer 2021
  - Greystone offices under construction
  - Pulte / Lifestyle construction begins 2021



Racing

- Live racing May to September
- Year-round race simulcasting
- Annual attendance of nearly 500,000
  - Average daily attendance on live racing dates exceeds 6,500 guests
- SMSC Purse Enhancement Agreement drives competitive purses and facility marketing



Hospitality

- Chips Express operates 24/7
- Other Card Casino eateries include full-service bar
- Triple Crown Club offers lounge services and buffet restaurant
- 25 total concession stands available on live racing days
- More than 85,000 square feet of flex space for trade shows, conferences, meetings and galas
- Facility hosts 35-40 events per year



*Agreement with state of Minnesota allows for up to 80 tables
**TTM for the period ended March 31, 2021 and includes approximately 7.5 months of operations

Overview: Card Casino

Table and poker games

- 43 table games
- 26 poker tables
- 22 dealer-assist electronic gaming positions

Card Casino games are "unbanked"

- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)

- Revenue of $19.2 million*

Key growth drivers

- Guest frequency / market penetration
- Expanded marketing reach
- Floor enhancements and updated game mix



CANTERBURY
SHAKOPEE, MN
$100
CARD CLUB
$25
CARD CLUB

*NOTE: *TTM for the period ended March 31, 2021 and includes approximately 7.5 months of operations*

Monetization of Canterbury Real Estate

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Land Sales

- Two parcels, encompassing roughly 30 acres, sold for total consideration of approximately $5.8 million (sold in 2015 and 2016)
  - Implied value of raw land is about $192,000 per acre
- Company has entered into two sales agreements, encompassing a collective 14 total acres, for total consideration of approximately $3.5 million
  - In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
  - Closing of remaining four acres expected to occur in 2022 for total consideration of approximately $1.0 million
  - Implied value of raw land is roughly $250,000 per acre

Outright Land Sale – Representative Value Scenario	
Available Raw Acreage	90
Raw Land Value per Acre(1)	$250,000
Total Raw Land Value	$22.5M
Shares Outstanding	4.8M
Land Value per Share	$4.69

NOTE:
1) Raw land value per acre based on land sale from April 2021

Monetization of Canterbury Real Estate

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Land Transfers to Joint Ventures

- Doran (Triple Crown Apartments)
  - CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
  - Doran exercised option for Phase 2 in August 2020
    - CPHC contributed 10 acres to joint venture at per acre value of $259,000
  - Land represents Canterbury's equity contribution to JV
  - CPHC to record income out of joint venture cash flow
- Greystone Construction (Southwest Development)
  - CPHC contributed 13 acres of land to joint venture at per acre value of $261,000
  - CPHC to hold roughly 62% interest in joint venture
  - Land represents Canterbury's equity contribution to joint venture
  - CPHC to record income out of joint venture cash flow

Equity Investments and TIF Receivable[1]	
Acres in Joint Ventures (Equity Investments)	36
Value of Triple Crown Apartments Joint Ventures (I and II)	$3.4M
Value of Southwest Development Joint Venture	$3.5M
Value of TIF Receivable	$12.0M
Total Value of Equity Investments and TIF Receivable	**$18.9M**

NOTE:
1) Values as of March 31, 2021

Q&A


ARMY